SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - DECEMBER 29, 2005

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-22573	65-0774638
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Caster Avenue
Woodbridge, Ontario, Canada L4L 5Y9
(Address of principal executive offices)

(905) 264-1991
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm.

(i)	On December 29, 2005, Axion Power International, Inc. dismissed Michael F. Cronin, CPA as its independent registered public accounting firm.

(ii)
The reports of Michael F. Cronin on our financial statements for the years ended December 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion. However, the report for the year ended December 31, 2003 contained a fourth explanatory paragraph to reflect the going concern issues occasioned by our limited financial resources and our potential to incur future operating losses.

(iii)	Our Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv)
In connection with the audits of our financial statements for each of the two most recently completed fiscal years and through December 29, 2005, there have been no disagreements with Michael F. Cronin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael F. Cronin would have caused him to make reference to the subject matter of such disagreements in connection with his audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)
We have provided a copy of this Current Report on Form 8-K to Michael F. Cronin and asked him to furnish a letter addressed to the Commission stating whether or not he agrees with the foregoing statements, and if not, the respects in which he disagrees. A copy of the letter provided by Michael F. Cronin is included as an exhibit to this report.

(b) New independent registered public accounting firm.

(i)
On December 29, 2005, on the recommendation of the Audit Committee, we engaged Freed Maxick & Battaglia, CPAs, PC (“Freed Maxick”) as our independent registered public accounting firm to audit our company’s financial statements as of and for the fiscal year ending December 31, 2005.

(ii)
During the two most recent fiscal years, our company has not consulted Freed Maxick regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of our company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-B.

(iii)
We have asked Freed Maxick to review this Current Report on Form 8-K before filing it with the Commission and they have not furnished us with a letter addressed to the Commission containing any new information, any clarification of our expression of our views, or any disagreement with the statements included in this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

16.1	Letter from Michael F. Cronin, CPA to the Securities and Exchange Commission dated December 29, 2005 regarding change in certifying accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Axion Power International, Inc.
December 30, 2005

By: /s/ Thomas Granville
       Thomas Granville, Chief Executive Officer